SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2004	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Item 7.       Financial Statements and Exhibits.

(c)    99.1    First Quarter Results Press Release, dated April 29, 2004

Item 12.     Results of Operations and Financial Condition.

On April 29, 2004, Radio One, Inc. issued a press release setting forth the results for its first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

On April 29, 2004, Radio One, Inc. issued a press release setting forth its intention to acquire New Mableton Broadcasting Corporation. A copy of the press release is attached hereto as Exhibit 99.2.

Exhibit Number	Description
99.1	Press release dated April 29, 2004: Radio One, Inc. Reports Record First Quarter Results.

99.2	Press release dated April 29, 2004: Radio One, Inc. Agrees to Acquire New Mableton Broadcasting Corporation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

/ s / Scott R. Royster

April 29, 2004	Scott R. Royster Executive Vice President and Chief Financial Officer (Principal Accounting Officer)